UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

ENERGY TRANSFER LP

(Exact name of registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
9.250% Series I Fixed Rate Perpetual Preferred Units	ETprI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2024, Energy Transfer LP (the “Partnership”) completed its previously reported separate and concurrent (i) underwritten public offering (the “Senior Notes Offering”) of $1.0 billion aggregate principal amount of its 5.250% Senior Notes due 2029 (the “2029 Notes”), $1.25 billion aggregate principal amount of its 5.600% Senior Notes due 2034 (the “2034 Notes”) and $1.25 billion aggregate principal amount of its 6.050% Senior Notes due 2054 (the “2054 Notes” and, together with the 2029 Notes and the 2034 Notes, the “Senior Notes”), and (ii) underwritten public offering (the “Junior Subordinated Notes Offering” and, together with the Senior Notes Offering, the “Offerings”) of $400 million aggregate principal amount of its 7.125% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054 (the “Junior Subordinated Notes” and, together with the Senior Notes, the “Notes”). The Notes were issued under the Indenture, dated as of December 14, 2022 (the “Indenture”), between the Partnership and U.S. Bank Trust Company, National Association, as trustee, as supplemented by (a) in the case of the Senior Notes, the Fifth Supplemental Indenture, dated as of June 21, 2024 (the “Fifth Supplemental Indenture”), and (b) in the case of the Junior Subordinated Notes, the Sixth Supplemental Indenture, dated as of June 21, 2024 (the “Sixth Supplemental Indenture” and, together with the Fifth Supplemental Indenture, the “Supplemental Indentures”).

The Offerings were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (File No. 333-279982) of the Partnership, which became effective on June 6, 2024, as supplemented by (i) the Prospectus Supplement, dated June 6, 2024, relating to the Senior Notes Offering (together with the accompanying prospectus, dated June 5, 2024, the “Senior Notes Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 10, 2024, and (ii) the Prospectus Supplement, dated June 6, 2024, relating to the Junior Subordinated Notes Offering (together with the accompanying prospectus, dated June 5, 2024, the “Junior Subordinated Notes Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 10, 2024. Legal opinions related to the Senior Notes and the Junior Subordinated Notes are included as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K.

The terms of the Notes and the Supplemental Indentures are further described in the Senior Notes Prospectus Supplement or Junior Subordinated Notes Prospectus Supplement, as applicable, under the captions “Description of the Notes” and “Description of Debt Securities.” Such descriptions do not purport to be complete and are qualified by reference to the Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, copies of which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

4.1	Indenture, dated as of December 14, 2022, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K (File No. 1-32740) filed December 14, 2022).

4.2	Fifth Supplemental Indenture, dated as of June 21, 2024, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Sixth Supplemental Indenture, dated as of June 21, 2024, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.4	Forms of Senior Notes (included in Exhibit 4.2 hereto).

4.5	Form of Junior Subordinated Notes (included in Exhibit 4.3 hereto).

5.1	Opinion of Latham & Watkins LLP related to the Senior Notes.

5.2	Opinion of Latham & Watkins LLP related to the Junior Subordinated Notes.

23.1	Consent of Latham & Watkins LLP related to the Senior Notes (included in Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP related to the Junior Subordinated Notes (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC, its general partner

Date: June 21, 2024	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Executive Vice President and Group Chief Financial Officer